UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2024

NEXPOINT DIVERSIFIED REAL ESTATE TRUST
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32921	80-0139099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value $0.001 per share 5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT NXDT-PA	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2024, Brian Mitts resigned effective as of 11:59 p.m. Central Time on December 31, 2024 from his positions as Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary of NexPoint Diversified Real Estate Trust (the “Company”) and from all officer, director and other positions of the Company’s subsidiaries. Mr. Mitts will continue to serve as a member of the Board of Trustees of the Company (the “Board”).

In connection with his resignation as an officer from the Company and his other officer positions, Mr. Mitts and the Company, NexPoint Real Estate Advisors X, L.P., the Company’s external adviser, NexPoint Advisors, L.P. (“NREA”), NexPoint Residential Trust, Inc. (“NXRT”), NexPoint Real Estate Advisors, L.P., NexPoint Real Estate Finance, Inc. (“NREF”), NexPoint Real Estate Advisors VII, L.P., VineBrook Homes Trust, Inc. (“VineBrook”), NexPoint Real Estate Advisors V, L.P., NexPoint Homes Trust, Inc. (“NXHT”), NexPoint Real Estate Advisors XI, L.P., NexPoint Storage Partners, Inc. and NexPoint Hospitality Trust (“NHT”) entered into a Separation Agreement, dated November 11, 2024 (the “Separation Agreement”).

Pursuant to the Separation Agreement, NREA will pay two separation payments of $200,000 to Mr. Mitts, on February 28, 2025 and August 29, 2025 and will subsidize Mr. Mitts’s COBRA premium for a period of twelve months. In addition, pursuant to the Separation Agreement, award agreements reflecting outstanding restricted share units granted to Mr. Mitts by the Company, outstanding restricted stock units granted to Mr. Mitts by NXRT, outstanding restricted stock units granted to Mr. Mitts by NREF and outstanding restricted stock units granted to Mr. Mitts by VineBrook were amended and restated to, among other things, revise the vesting conditions and definitions of “Qualifying Termination” and “Cause” so that Mr. Mitts’s service as a director or trustee of the Company, NXRT, NREF or VineBrook, respectively, will count towards the vesting and forfeiture provisions of the amended and restated award agreements.

Pursuant to the amended and restated award agreements, (i) awards will vest and become nonforfeitable in accordance with and subject to the vesting schedule set forth in the applicable award agreement, subject to Mr. Mitts’s continued status as a director or trustee of the Company, NXRT, NREF or VineBrook, respectively, through each applicable vesting date, (ii) “Qualifying Termination” excludes retirement and includes a termination of service by reason of (A) Mr. Mitts’s death or disability, (B) the failure of the board to recommend Mr. Mitts for re-election as a director or trustee, as applicable, other than for Cause and (C) the failure to receive a sufficient number of “for” votes to be re-elected as a director or trustee or acceptance by the board of directors or trustees, as applicable, of the resignation of Mr. Mitts tendered after the receipt of a sufficient number of “withhold” votes under any applicable majority voting policy at a duly held meeting of stockholders that includes the election of directors or trustees, as applicable, and (iii) “Cause” includes material breach by Mr. Mitts of any agreement then in effect between Mr. Mitts and the Company, NXRT, NREF or VineBrook, respectively, or “cause” as defined in the Company’s, NXRT’s, NREF’s or VineBrook’s respective governing documents. In the event of a Qualifying Termination, all outstanding restricted stock units granted to Mr. Mitts that have not previously vested or been forfeited, will vest pursuant to the amended and restated award agreements.

The Separation Agreement additionally contains, among other things, mutual non-disparagement provisions and a mutual release of claims by Mr. Mitts and the Company.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with Mr. Mitts’s resignation, on November 11, 2024, the Board appointed Paul Richards as the Company’s Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary, effective as of 12:00 a.m. Central Time on January 1, 2025.

Mr. Richards is 36 and has served as a director for NREA since 2019 and joined in 2017. Mr. Richards has also served as Chief Financial Officer, Assistant Secretary and Treasurer of VineBrook since August 2024, as Vice President of Asset Management and Financing of VineBrook since 2018, as Vice President of Asset Management of NHT since March 2019 and as VP of Originations and Investments of NREF since February 2020. From 2016 to 2017, Mr. Richards served as a Product Strategy Associate at NexPoint Asset Management, L.P. (“NexPoint Asset Management”), formerly known as Highland Capital Management Fund Advisors, L.P., where he was responsible for evaluating and optimizing the registered product lineup. Mr. Richards was hired by a former NREA affiliate in 2014. VineBrook, NHT, NREF, NREA and NexPoint Asset Management may be affiliates of the Company. Previously, Mr. Richards was also employed with Deloitte & Touche LLP’s state and local tax practice where he served as a tax consultant specializing in state strategic tax reviews, voluntary disclosure agreements, state tax exposure research, and overall state tax compliance.

Mr. Richards has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 11, 2024, the Board also appointed David Willmore as the Company’s Chief Accounting Officer, Assistant Treasurer and Assistant Secretary, effective as of 12:00 a.m. Central Time on January 1, 2025.

Mr. Willmore is 39 and has served as the Chief Accounting Officer for NREA since 2021. Mr. Willmore has served as VP of Finance at NREF and as VP of Finance at NXRT since February 2020. He has also served as Senior Vice President of Accounting and Finance of NXHT since June 2022. He was previously Senior Manager at NXRT from April 2019 to February 2020 and a Senior Manager at a former NREA affiliate from February 2017 to March 2019. NREA, NREF and NXHT may be affiliates of the Company. With over ten years of accounting, auditing, and financial reporting experience, his primary responsibilities are to implement the financial and operational strategies of NREA’s public and private real estate investment trusts and registered investment funds as well as ensure timely and accurate accounting and reporting. Before joining in October 2011, Mr. Willmore began his career at Deloitte & Touche LLP as an auditor in the Audit and Enterprise Risk Services Group.

Mr. Willmore has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1
Separation Agreement, dated as of November 11, 2024, by and among NexPoint Advisors, L.P., NexPoint Residential Trust, Inc., NexPoint Real Estate Advisors, L.P., NexPoint Real Estate Finance, Inc., NexPoint Real Estate Advisors VII, L.P., NexPoint Diversified Real Estate Trust, NexPoint Real Estate Advisors X, L.P., VineBrook Homes Trust, Inc., NexPoint Real Estate Advisors V, L.P., NexPoint Homes Trust, Inc., NexPoint Real Estate Advisors XI, L.P., NexPoint Storage Partners, Inc., NexPoint Hospitality Trust and Brian Mitts.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

/s/ Brian Mitts
Name: Brian Mitts
Title: Chief Financial Officer, Executive VP- Finance, Treasurer and Assistant Secretary
Date: November 14, 2024